EXHIBIT 10.5






This Option and the Common Stock issuable upon exercise hereof have not been registered or qualified for sale under the Securities Act of 1933, as amended, or any state securities law and may not be sold or transferred in the absence of such registration or qualification or an exemption therefrom under such Act and any such applicable state laws.

Aggregate Applicable Percentage: 40%
AGGREGATE EXERCISE PRICE $250.00


                               OPTION TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                         BAGCRAFT CORPORATION OF AMERICA


         THIS IS TO CERTIFY that, for value received, Arabella S.A., a Luxembourg holding company (the "Initial Purchaser"), or its registered assigns, is entitled to purchase from BCA HOLDINGS INC., a Delaware corporation ("BCA"), that number of shares of Common Stock, par value $.01 per share, of BAGCRAFT CORPORATION OF AMERICA (the "Company") which after giving effect to such purchase will equal 40% (the "Applicable Percentage") of Common Stock Deemed Outstanding of the Company for an aggregate price of $250.00 (the "Aggregate Exercise Price"), all on and subject to the terms, provisions and conditions herein set forth. All or a portion of this Option is subject to repurchase by BCA pursuant to Section 2 hereof. The initial number of shares of Common Stock of the Company purchasable hereunder is 4,367.816.

         In consideration of the grant by BCA of this Option, the Initial Purchaser has paid to BCA the sum of $500,000.

         1. DEFINITIONS. In addition to the terms defined elsewhere in this Option, the following terms shall have the meanings set forth below:

                  (a) "Common Stock" shall mean the Company's Common Stock, $,01 par value, and any capital stock of any class of the Company hereafter authorized having the right to share in distributions either of earnings or assets of the Company without limit as to amount or percentage.

                  (b) "Common Stock Deemed Outstanding" shall mean, at any date as to which the number of shares is to be determined, (i) all of the shares of Common Stock issued at such date, excluding any shares of Common Stock then owned or held by or for the account of the Company, and (ii) all shares of Common Stock issuable upon the exercise, exchange or conversion of any unexpired right or option (including this Option) to subscribe for, purchase or receive Common Stock or any stock or other securities convertible into or exchangeable for Common Stock, regardless of whether any of the foregoing are actually exercisable on such date.

                  (c) "Holder" shall mean the person in whose name this Option is registered on the books of the Company maintained for such purpose.

                  (d) "Notes" shall mean (i) that certain promissory note dated February 26, 1996 in the principal amount of $1,900,000 made by BCA and payable to the order of the Initial Purchaser; and (ii) that certain promissory note dated February 26, 1996 in the principal amount of $2,296,830 made by Peter Harvey and Jeanne Harvey and payable to the order of the Initial Purchaser.

                  (e) "Payment Date" shall mean the date on which each of the following events shall have occurred: (i) all indebtedness owing to the Initial Purchaser under the Notes shall have been paid in full; and (ii) BCA shall have paid to Holder the Repurchase Price.

                  (f) "Sale of the Company" shall mean a sale of the Company, whether by sale stock or assets, by merger or otherwise.

         2. EXERCISE PERIOD. The Applicable Percentage of this Option which is unpurchased by BCA in accordance with Section 3 may be exercised by Holder at any time and from time to time on during the period commencing on July 26, 1996 and ending on February 26, 2006.

         3. REPURCHASE RIGHTS. If the Payment Date occurs on or prior to July 25, 1996 (the "Repurchase Termination Date"), BCA may repurchase all or a percentage of this Option determined in accordance with the provisions of this
Section 3.

                  (a) If the Payment Date occurs on or prior to May 26, 1996, then BCA may repurchase this Option in full at a price of $550,000 (the "Repurchase Price").

                  (b) If the Payment Date occurs during any period set forth in the table below, BCA may repurchase at the Repurchase Price that portion of the Option representing the Applicable Percentage set forth opposite such period below:

                  Period                     Applicable Percentage

         05/27/96 through 05/29/96                   35.0%
         05/30/96 through 06/01/96                   33.25
         06/02/96 through 06/04/96                   31.50
         06/05/96 through 06/07/96                   29.75
         06/08/96 through 06/10/96                   28.00
         06/11/96 through 06/13/96                   26.25
         06/14/96 through 06/16/96                   24.50
         06/17/96 through 06/19/96                   22.75
         06/20/96 through 06/22/96                   21.00
         06/23/96 through 06/25/96                   19.25
         06/26/96 through 06/28/96                   17.50
         06/29/96 through 07/01/96                   15.75
         07/02/96 through 07/04/96                   14.00
         07/05/96 through 07/07/96                   12.25
         07/08/96 through 07/10/96                   10.50
         07/11/96 through 07/13/96                    8.75
         07/14/96 through 07/16/96                    7.00
         07/17/96 through 07/19/96                    5.25
         07/20/96 through 07/22/96                    3.50
         07/23/96 through 07/25/96                    1.75

                  (c) If the Payment Date has not occurred on or before the Repurchase Termination Date, all of BCA's repurchase rights hereunder shall terminate.

                  (d) If the Payment  Date shall occur,  Holder shall  surrender this Option to BCA and, if any portion of the Applicable Percentage has not been repurchased pursuant to this Section 3, BCA shall issue and deliver to Holder a new Option setting forth as the Applicable Percentage on the face of this Option the Applicable Percentage as reduced by the percentage of this Option repurchased, if any.

         4.       EXERCISE OF OPTION.

                  (a) Subject to the conditions set forth in this Option, this Option may be exercised in whole or in part by the surrender of this Option (with the subscription form at the end hereof duly completed and executed) at the principal office of BCA and upon payment to BCA of the Aggregate Exercise Price or, if exercised in part, upon payment to BCA of a proportionate part of the Aggregate Exercise Price for the shares so purchased. BCA shall pay all reasonable expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this
Section 4.

                  (b) Notwithstanding any other provision of this Option to the contrary, if an exercise of any portion of this Option is made in connection with a Sale of the Company, such exercise may, at the election of Holder, be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

         5. MERGERS, CONSOLIDATIONS, ETC. In the case of any consolidation or merger of the Company with another entity or any reorganization or reclassification of the Common Stock or other equity securities of the Company, then, as a condition of such consolidation, merger, reorganization or reclassification, lawful and adequate provision shall be made whereby Holder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore purchasable hereunder, such shares of stock, securities or assets as may be (by virtue of such consolidation, merger, reorganization or reclassification) issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore so purchasable hereunder had such consolidation, merger, reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of Holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon exercise of this Option. BCA shall not permit the Company to effect any such consolidation or merger, unless prior to or simultaneously with the consummation thereof, the successor entity (if other than the Company) resulting from such consolidation or merger shall assume by written instrument executed and delivered to Holder, the obligation to deliver to Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, Holder may be entitled to receive.

         6. DISSOLUTION OR LIQUIDATION. In the event of any proposed distribution of the assets of the Company in dissolution or liquidation except under circumstances when the foregoing Section 5 shall be applicable, BCA shall cause the Company to mail notice thereof to Holder and shall not permit the Company to make any distribution to stockholders until the expiration of 60 days from the date of mailing of such notice and, in any such case, Holder may exercise this Option at the then Applicable Percentage within 60 days from the date of delivery of such notice.

         7. DIVIDENDS. If the Board of Directors of the Company shall declare any dividend or other distribution on its Common Stock except by way of a stock dividend payable on its Common Stock, BCA shall deliver notice thereof to Holder not less than 15 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution and Holder shall have the right to participate in such dividend or other distribution to the same extent Holder would have participated if it had previously fully exercised this Option prior to such record date. The provisions of this Section 7 shall not apply to distributions made in connection with transactions covered by Section 5.

         8. FULLY PAID  STOCK;  TAXES.  BCA  covenants  that the shares of stock represented by each and every certificate for Common Stock to be delivered on the exercise of the purchase rights herein shall, at the time of such delivery, be duly authorized, validly issued and outstanding and fully paid and nonassessable and free and clear of all pledges, liens, proxies, claims, charges, security interests or other encumbrances (collectively, "Encumbrances"), except for the pledge in favor of General Electric Capital Corporation ("GECC") securing indebtedness owed by the Company to GECC on the date hereof; provided, however, that the foregoing exception shall not apply if this Option is being exercised in connection with a Sale of the Company. BCA further covenants that it shall pay all expenses in connection with, and all federal and state taxes (other than income taxes) which may be imposed in respect of this Option or the shares of Common Stock issued or issuable hereunder.

         9. REPRESENTATIONS, WARRANTIES AND COVENANTS. BCA represents and warrants to, and covenants with, Holder as follows:

                  (a) BCA has all necessary corporate power and authority to enter into this Option and to perform its obligations hereunder.

                  (b) The execution, delivery and performance of this Option by BCA have been duly authorized by all necessary action on the part of BCA and this Option has been duly executed and delivered by a duly authorized officer of BCA and constitutes a valid and binding agreement of BCA, enforceable in accordance with its terms.

                  (c) The execution, delivery and performance by BCA of this Option does not and will not constitute a violation of any applicable law or a breach of any provision contained in BCA's certificate of incorporation or by-laws or in any agreement, instrument or document to which it is now or hereafter a party.

                  (d) The execution, delivery of this Option by BCA does not require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority or any other person or entity.

                  (e) BCA is the beneficial and record owner on the date hereof of 9,500 shares of Common Stock of the Company. Such shares are all of the securities of the Company owned of record or beneficially by BCA on the date of this Option and such Shares are owned by BCA free and clear of all Encumbrances, except for a pledge of all such shares in favor of GECC, and BCA has not entered into any voting agreement, voting trust or other arrangement with respect to such shares.

                  (f) If and so long as this Option has not been exercised in full, no shares of Common Stock of the Company held by BCA shall be transferred to any third party and shall be and remain free and clear of all Encumbrances, except for a pledge in favor of GECC securing indebtedness owed by the Company to GECC on the date hereof.

                  (g) If and so long as this Option has not been exercised in full, BCA shall cause to be delivered to Holder as soon as available and in any event within 30 days after the end of each month, the unaudited consolidated and consolidating balance sheet of ARTRA and its Subsidiaries and the related statements of income, stockholders' equity and cash flow for such month.

         10. PARTIAL EXERCISE AND PARTIAL ASSIGNMENT. If this Option is exercised in part only, Holder shall be entitled to receive a new Option, registered in the name of Holder or its nominee and setting forth as the Applicable Percentage on the face thereof the Applicable Percentage attributable to the portion of this Option not exercised. This Option may be assigned, in whole or in part, by surrender of this Option to BCA with the assignment or partial assignment, as the case may be, at the end of this Option duly executed. If this Option is partially assigned, a new Option shall be issued to Holder, registered in the name of Holder or its nominee, setting forth as the Applicable Percentage on the face thereof the Applicable Percentage attributable to the portion of this Option not so assigned and containing proportionate adjustments to the Repurchase Price and percentages set forth in Section 3. The assignee shall receive a new Option, registered in the name of such assignee or its nominee and setting forth as the Applicable Percentage on the face thereof the Applicable Percentage attributable to the portion of this Option so assigned and containing proportionate adjustments to the Repurchase Price and percentages set forth in Section 3.

         11. REPLACEMENT OPTIONS. If this Option shall be mutilated, lost, stolen or destroyed, BCA shall issue a new Option of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of the mutilated Option, or in lieu of the Option lost, stolen or destroyed, upon receipt of evidence and indemnification reasonably satisfactory to the Company of the loss, theft or destruction of such Option.

         12. OPTION HOLDER NOT A SHAREHOLDER. This Option does not confer upon Holder any right to vote or to consent or to receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof as hereinbefore provided.

         13. NOTICES. Except as otherwise expressly provided herein, all notices referred to in this Option shall be in writing and shall be delivered personally, sent by prepaid overnight courier service, sent by telecopy or sent by registered or certified mail, return receipt requested, postage prepaid, shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (or, in the case of telecopy, when received), and shall be addressed
(i) to BCA, at its principal executive offices and (ii) to Holder, at Holder's address as it appears in the records of BCA (unless otherwise indicated by Holder).

         14. SEVERABILITY. Whenever possible, each provision of this Option shall be interpreted in such manner as to be effective under applicable law, but if any provision of this Option is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Agreement.

         15. CAPTIONS; GOVERNING LAW. The descriptive headings of the various sections of this Option are for convenience only and shall not affect the meaning or construction of the provisions hereof. All questions concerning the construction, validity, enforcement and interpretation of this Option shall be governed by the internal law of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule.

         16. INJUNCTIVE RELIEF. The parties hereto acknowledge that money damages would be an inadequate remedy for breach of this Option because of the difficulty of ascertaining the amount of damage that will be suffered by Holder in the event that BCA breaches its obligations hereunder. Therefore, BCA agrees that Holder may obtain specific performance of this Option and injunctive relief against any breach hereof.

         IN WITNESS WHEREOF, BCA has caused this Option to be signed and attested by its duly authorized officers and to be dated February 26, 1996.


                                        BCA HOLDINGS INC.

                                        By ______________________
                                          Its ___________________

                                    EXERCISE

BCA HOLDINGS INC.

         The  undersigned,  __________________________________,  pursuant to the provisions of the within Option, hereby elects to purchase _____________ shares of Common Stock of BAGCRAFT CORPORATION OF AMERICA covered by the within Option.

                                            Signature
                                            Address

Dated:


                                   ASSIGNMENT

         FOR VALUE RECEIVED  ____________________________________  hereby sells, assigns  and  transfers  unto  ____________________________________  the  within
Option and all rights evidenced thereby and does irrevocably constitute and appoint _____________________, attorney, to transfer such Option on the books of BCA HOLDINGS INC.

Dated:

                                            Signature _______________________
                                            Address   _______________________


                               PARTIAL ASSIGNMENT

         FOR VALUE RECEIVED  ____________________________________  hereby sells, assigns and transfers unto ____________________________________ that portion of the within Option and the rights evidenced thereby which will on the date hereof entitle the holder to purchase ______% of the Common Stock Deemed Outstanding of BAGCRAFT CORPORATION OF AMERICA and irrevocably constitutes and appoints _____________________________________, attorney, to transfer that part of such
Option on the books of BCA HOLDINGS INC.

Dated:
                                            Signature _______________________
                                            Address   _______________________